[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                            ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               SEPTEMBER 27, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                        $199,872,583
Aggregate Original Principal Balance                           $200,944,776
Number of Mortgage Loans                                              1,348

                                            MINIMUM                MAXIMUM           AVERAGE (1)
Original Principal Balance                  $50,000                $750,000           $149,069
Outstanding Principal Balance               $48,145                $747,237           $148,273

                                            MINIMUM            MAXIMUM           WEIGHTED AVERAGE (2)
Original Term (mos)                           120                  360                  345
Stated remaining Term (mos)                   114                  356                  340
Loan Age (mos)                                  4                    7                    5
Current Interest Rate                       5.150%              12.000%               7.116%
Initial Interest Rate Cap(4)                   NA                   NA                   NA
Periodic Rate Cap(4)                           NA                   NA                   NA
Gross Margin(4)                                NA                   NA                   NA
Maximum Mortgage Rate(4)                       NA                   NA                   NA
Minimum Mortgage Rate(4)                       NA                   NA                   NA
Months to Roll(4)                              NA                   NA                   NA
Original Loan-to-Value                      16.13%              100.00%               75.79%
Credit Score (3)                              500                  816                  635

                                           EARLIEST                 LATEST
Maturity Date                              03/01/14                05/01/34

                                          PERCENT OF                                 PERCENT OF
LIEN POSITION                            MORTGAGE POOL  YEAR OF ORIGINATION         MORTGAGE POOL
1st Lien                                    98.26%      2004                            100.00%
2nd Lien                                     1.74

                                                        LOAN PURPOSE
OCCUPANCY                                               Purchase                         14.35%
Primary                                     90.50%      Refinance - Rate/Term            12.03
Second Home                                  1.48       Refinance - Cashout              73.62
Investment                                   8.02

                                                        PROPERTY TYPE
LOAN TYPE                                               Single Family Detached           67.74%
Fixed Rate                                 100.00%      Single Family Attached            2.71
ARM                                          0.00       Condominium - Low Rise            2.30
                                                        Condominium - High Rise           0.05
AMORTIZATION TYPE                                       2-4 Family                       19.35
Fully Amortizing                           100.00%      PUD Attached                      0.63
                                                        PUD Detached                      3.02
                                                        Manufactured Housing              2.20

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF               NUMBER OF      BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL
MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV          DOC
5.500% or less             15      $  3,168,608        1.59%       5.394%      664      $211,241       70.16%       84.08%
5.501% to 6.000%          165        34,889,197       17.46        5.841       663       211,450       70.84        65.16
6.001% to 6.500%          158        28,585,430       14.30        6.332       651       180,920       73.33        68.24
6.501% to 7.000%          265        44,777,415       22.40        6.811       635       168,971       74.86        58.79
7.001% to 7.500%          179        25,624,335       12.82        7.289       635       143,153       77.45        62.60
7.501% to 8.000%          204        27,723,427       13.87        7.775       630       135,899       80.82        55.28
8.001% to 8.500%          126        15,019,602        7.51        8.293       607       119,203       80.54        64.21
8.501% to 9.000%           90         9,030,689        4.52        8.771       589       100,341       78.40        63.54
9.001% to 9.500%           53         4,356,347        2.18        9.283       584        82,195       76.02        75.72
9.501% to 10.000%          43         3,087,094        1.54        9.787       561        71,793       75.38        63.78
10.001% to 10.500%         20         1,641,230        0.82       10.303       563        82,061       80.60        92.48
10.501% to 11.000%         19         1,223,148        0.61       10.837       593        64,376       85.93        74.72
11.001% to 11.500%          7           480,215        0.24       11.286       546        68,602       81.93        71.78
11.501% to 12.000%          4           265,845        0.13       11.866       569        66,461       84.06        35.65
TOTAL:                  1,348      $199,872,583      100.00%       7.116%      635      $148,273       75.79%       63.10%

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.150% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.116% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                                WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL      PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                     NUMBER OF           BALANCE        MORTGAGE      AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
REMAINING TERMS (MONTHS)    MORTGAGE LOANS     OUTSTANDING        POOL         COUPON     SCORE    OUTSTANDING     LTV        DOC
109 to 120                          6          $    377,008        0.19%       7.354%      660      $ 62,835      69.78%     70.48%
169 to 180                        108            10,317,766        5.16        7.283       619        95,535      73.30      72.95
229 to 240                         70             9,095,871        4.55        7.009       622       129,941      70.23      62.68
289 to 300                          1                84,543        0.04        7.950       536        84,543      61.82       0.00
349 to 360                      1,163           179,997,395       90.06        7.111       636       154,770      76.23      62.57
TOTAL:                          1,348          $199,872,583      100.00%       7.116%      635      $148,273      75.79%     63.10%

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 340 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                 AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                                 PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE       NUMBER OF        BALANCE     MORTGAGE    AVERAGE      CREDIT      BALANCE    ORIGINAL     FULL
LOAN PRINCIPAL BALANCES        MORTGAGE LOANS   OUTSTANDING     POOL       COUPON      SCORE     OUTSTANDING     LTV        DOC
$50,000 or less                      45        $  2,234,461      1.12%     8.602%       594       $ 49,655      62.81%     80.06%
$50,001 to $100,000                 488          35,697,025     17.86      8.003        615         73,150      75.70      80.71
$100,001 to $150,000                316          39,616,615     19.82      7.247        628        125,369      75.01      71.67
$150,001 to $200,000                191          32,961,642     16.49      6.929        631        172,574      73.73      65.86
$200,001 to $250,000                127          28,662,173     14.34      6.854        631        225,686      74.81      60.83
$250,001 to $300,000                 84          22,786,529     11.40      6.758        641        271,268      77.39      46.80
$300,001 to $350,000                 33          10,521,077      5.26      6.780        652        318,821      80.49      63.60
$350,001 to $400,000                 31          11,488,987      5.75      6.707        670        370,612      80.41      41.72
$400,001 to $450,000                 15           6,366,630      3.19      6.656        678        424,442      78.11      33.18
$450,001 to $500,000                  9           4,265,658      2.13      6.187        692        473,962      74.97      32.27
$500,001 to $550,000                  5           2,622,130      1.31      6.534        656        524,426      81.89      41.17
$550,001 to $600,000                  1             558,662      0.28      5.800        667        558,662      85.00     100.00
$600,001 to $650,000                  1             640,644      0.32      6.650        583        640,644      75.00       0.00
$700,001 to $750,000                  2           1,450,351      0.73      6.703        638        725,176      67.43      48.48
TOTAL:                            1,348        $199,872,583    100.00%     7.116%       635       $148,273      75.79%     63.10%

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,145 to approximately $747,237 and the average outstanding principal balance of the Mortgage Loans was approximately $148,273.

PRODUCT TYPES

                                      AGGREGATE                              WEIGHTED   AVERAGE      WEIGHTED
                                      PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                       NUMBER OF       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL
PRODUCT TYPES        MORTGAGE LOANS  OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING      LTV        DOC
10 Year Fixed Loans          6      $    377,008        0.19%       7.354%     660      $ 62,835       69.78%      70.48%
15 Year Fixed Loans        108        10,317,766        5.16        7.283      619        95,535       73.30       72.95
20 Year Fixed Loans         70         9,095,871        4.55        7.009      622       129,941       70.23       62.68
25 Year Fixed Loans          1            84,543        0.04        7.950      536        84,543       61.82        0.00
30 Year Fixed Loans      1,163       179,997,395       90.06        7.111      636       154,770       76.23       62.57
TOTAL:                   1,348      $199,872,583      100.00%       7.116%     635      $148,273       75.79%      63.10%

ADJUSTMENT TYPE

                                     AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                                     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                       NUMBER OF     BALANCE         MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
ADJUSTMENT TYPE     MORTGAGE LOANS  OUTSTANDING        POOL        COUPON     SCORE    OUTSTANDING      LTV         DOC
Fixed Rate               1,348      $199,872,583      100.00%      7.116%      635      $148,273      75.79%      63.10%
TOTAL:                   1,348      $199,872,583      100.00%      7.116%      635      $148,273      75.79%      63.10%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                             NUMBER OF       BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING       LTV         DOC
Alabama                          17       $  1,581,833      0.79%     7.639%      631       $ 93,049        81.57%       78.07%
Alaska                            1            322,009      0.16      7.500       704        322,009        85.00       100.00
Arizona                          11          1,247,227      0.62      7.544       613        113,384        78.59        85.76
Arkansas                          2            112,716      0.06      8.493       633         56,358        61.59       100.00
California                      180         33,886,245     16.95      6.706       629        188,257        73.20        73.49
Colorado                          8          1,007,299      0.50      7.543       597        125,912        75.30        71.17
Connecticut                      29          4,010,610      2.01      6.973       655        138,297        78.36        65.17
Delaware                         12          1,834,043      0.92      6.882       635        152,837        80.90        86.86
Florida                          78          8,579,431      4.29      7.535       622        109,993        76.19        63.68
Georgia                          27          2,610,595      1.31      8.468       583         96,689        77.82        71.14
Hawaii                            3            957,160      0.48      6.723       597        319,053        68.71        33.07
Idaho                             3            273,874      0.14      7.944       653         91,291        86.17       100.00
Illinois                         32          3,690,022      1.85      7.958       624        115,313        78.09        86.71
Indiana                          16          1,550,102      0.78      7.799       626         96,881        81.95        68.99
Iowa                              3            229,361      0.11      8.549       631         76,454        84.86       100.00
Kentucky                          9            857,641      0.43      6.994       653         95,293        78.88        79.65
Louisiana                        15          1,183,909      0.59      8.527       618         78,927        82.41        79.57
Maine                            24          2,319,907      1.16      6.950       637         96,663        71.32        64.98
Maryland                         10          1,552,973      0.78      6.904       625        155,297        80.65        83.82
Massachusetts                    98         19,897,930      9.96      6.704       645        203,040        72.17        57.55
Michigan                         32          2,678,250      1.34      8.376       616         83,695        79.28        82.03
Minnesota                         7          1,109,830      0.56      7.122       685        158,547        84.04        38.92
Mississippi                       4            330,510      0.17      7.594       631         82,628        86.18       100.00
Missouri                         10            812,831      0.41      7.724       661         81,283        76.22        64.78
Nebraska                          4            326,532      0.16      8.274       670         81,633        88.03        71.43
Nevada                            5            761,742      0.38      6.894       607        152,348        77.47       100.00
New Hampshire                    13          2,062,417      1.03      6.945       632        158,647        74.75        52.92
New Jersey                       60         10,949,219      5.48      7.567       644        182,487        78.17        39.15
New York                        200         46,577,178     23.30      6.672       646        232,886        73.48        45.77
North Carolina                   30          2,819,058      1.41      7.796       636         93,969        83.14        82.19
Ohio                             29          2,696,773      1.35      7.960       626         92,992        85.04        85.23
Oklahoma                          3            227,261      0.11      7.774       628         75,754        82.60       100.00
Oregon                            8            928,183      0.46      7.342       620        116,023        77.79        85.85
Pennsylvania                     71          6,912,731      3.46      7.380       630         97,362        81.68        74.72
Rhode Island                     34          5,030,370      2.52      7.115       648        147,952        74.19        54.26
South Carolina                   13          1,019,661      0.51      7.444       613         78,435        75.33        94.11
Tennessee                        17          1,279,491      0.64      8.134       626         75,264        82.40        95.46
Texas                           159         16,799,558      8.41      7.683       612        105,658        76.66        66.84
Utah                              3            275,838      0.14      6.983       606         91,946        63.50       100.00
Vermont                           7            882,836      0.44      7.191       635        126,119        74.36        55.98
Virginia                         29          3,582,363      1.79      7.452       618        123,530        79.76        81.03
Washington                       24          3,353,729      1.68      7.748       655        139,739        84.49        89.04
West Virginia                     1             50,102      0.03      9.200       546         50,102        53.62       100.00
Wisconsin                         4            379,353      0.19      6.894       704         94,838        88.68        60.08
Wyoming                           3            321,879      0.16      6.153       700        107,293        85.98        59.81
TOTAL:                        1,348       $199,872,583    100.00%     7.116%      635       $148,273        75.79%       63.10%

(1) No more than approximately 0.61% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                                                         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                                          NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV        DOC
50.00% or less                               84        $  9,425,420      4.72%    6.753%     596     $112,207      41.21%     79.69%
50.01% to 55.00%                             51           7,976,633      3.99     6.748      609      156,405      53.14      66.27
55.01% to 60.00%                             58           7,560,310      3.78     6.847      610      130,350      57.55      53.60
60.01% to 65.00%                             97          14,020,630      7.01     6.793      620      144,543      63.22      60.74
65.01% to 70.00%                            124          19,334,133      9.67     6.907      626      155,920      68.39      57.28
70.01% to 75.00%                            146          23,737,609     11.88     7.043      622      162,586      73.91      53.32
75.01% to 80.00%                            386          57,678,791     28.86     7.118      635      149,427      79.39      60.62
80.01% to 85.00%                            148          22,807,768     11.41     7.210      637      154,107      84.50      73.52
85.01% to 90.00%                            147          23,147,720     11.58     7.457      668      157,467      89.63      60.27
90.01% to 95.00%                             79          11,790,785      5.90     7.476      672      149,250      94.77      77.94
95.01% to 100.00%                            28           2,392,784      1.20     8.954      681       85,457      99.93      89.65
TOTAL:                                    1,348        $199,872,583    100.00%    7.116%     635     $148,273      75.79%     63.10%

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.13% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.74% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 81.16%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.44%.

LOAN PURPOSE

                                          AGGREGATE                           WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                           NUMBER OF       BALANCE       MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL    FULL
LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE   OUTSTANDING      LTV       DOC
Refinance - Cashout           962       $147,137,507      73.62%      7.069%    628     $152,950      73.73%     62.15%
Purchase                      216         28,682,251      14.35       7.414     668      132,788      84.11      60.02
Refinance - Rate Term         170         24,052,825      12.03       7.051     636      141,487      78.47      72.55
TOTAL:                      1,348       $199,872,583     100.00%      7.116%    635     $148,273      75.79%     63.10%

PROPERTY TYPE

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                              NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING      LTV        DOC
Single Family Detached            995       $139,398,950      69.74%      7.104%       628      $140,099      75.25%     66.26%
2-4 Family                        177         38,670,628      19.35       7.040        663       218,478      76.60      47.48
PUD Detached                       40          6,029,612       3.02       7.517        618       150,740      80.30      73.57
Single Family Attached             47          5,423,424       2.71       7.229        611       115,392      72.50      63.36
Condo - Low Rise <5 floors         36          4,599,917       2.30       7.068        649       127,775      77.52      53.75
Manufactured Housing               45          4,392,136       2.20       7.698        634        97,603      79.57      98.63
PUD Attached                        7          1,263,054       0.63       6.550        649       180,436      85.35      48.43
Condo - High Rise >8 floors         1             94,862       0.05       7.150        551        94,862      55.49     100.00
TOTAL:                          1,348       $199,872,583     100.00%      7.116%       635      $148,273      75.79%     63.10%

DOCUMENTATION

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV         DOC
Full Documentation           944        $126,114,421      63.10%      7.111%       622      $133,596     75.93%      100.00%
Stated Documentation         386          71,613,635      35.83       7.117        655       185,528     75.45         0.00
No Documentation               8           1,123,034       0.56       7.311        713       140,379     85.17         0.00
Lite Documentation            10           1,021,493       0.51       7.493        655       102,149     71.25         0.00
TOTAL:                     1,348        $199,872,583     100.00%      7.116%       635      $148,273     75.79%       63.10%

OCCUPANCY

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
OCCUPANCY               MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV         DOC
Primary                     1,217       $180,876,272      90.50%       7.078%      630      $148,625     75.53%     64.51%
Investment                    110         16,037,840       8.02        7.578       678       145,799     77.99      54.28
Second Home                    21          2,958,471       1.48        6.990       655       140,880     79.86      24.53
TOTAL:                      1,348       $199,872,583     100.00%       7.116%      635      $148,273     75.79%     63.10%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE        NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
(MONTHS)                MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV         DOC
4                             271       $ 36,491,692      18.26%      7.219%       614     $  134,656     77.69%     84.75%
5                             979        143,294,752      71.69       7.118        634        146,368     75.64      63.83
6                              88         18,626,787       9.32       6.780        683        211,668     73.19      17.85
7                              10          1,459,352       0.73       8.659        595        145,935     75.84      27.61
TOTAL:                      1,348       $199,872,583     100.00%      7.116%       635     $  148,273     75.79%     63.10%

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                    NUMBER OF        BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
ORIGINAL PREPAYMENT PENALTY TERM  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING    LTV         DOC
None                                    351       $ 41,485,791     20.76%     7.696%      627      $118,193     77.45%     63.16%
12 Months                               217         49,566,023     24.80      6.665       647       228,415     73.14      46.28
24 Months                                17          2,217,732      1.11      7.547       642       130,455     77.80      65.79
30 Months                                 4            769,780      0.39      7.416       624       192,445     82.11     100.00
36 Months                               759        105,833,257     52.95      7.089       632       139,438     76.29      70.62
TOTAL:                                1,348       $199,872,583    100.00%     7.116%      635      $148,273     75.79%     63.10%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC
NOT AVAILABLE                    3      $    243,536       0.12%       8.381%        0      $ 81,179      61.39%      76.85%
500 to 500                       3           174,387       0.09        9.860       500        58,129      81.78      100.00
501 to 525                      68         7,927,206       3.97        8.364       514       116,577      69.47       73.24
526 to 550                      96        11,494,913       5.75        8.050       540       119,739      70.75       78.41
551 to 575                     117        14,093,348       7.05        7.755       563       120,456      69.46       77.87
576 to 600                     176        25,540,506      12.78        7.279       588       145,117      72.13       77.05
601 to 625                     174        23,414,902      11.71        7.339       614       134,568      74.32       69.66
626 to 650                     240        37,397,310      18.71        6.898       638       155,822      76.27       67.09
651 to 675                     201        32,028,491      16.02        6.736       662       159,346      77.91       58.43
676 to 700                     115        18,883,769       9.45        6.565       686       164,207      79.40       56.56
701 to 725                      86        14,318,601       7.16        6.743       712       166,495      80.69       36.69
726 to 750                      44         8,551,424       4.28        6.934       737       194,351      82.39       26.09
751 to 775                      16         4,344,783       2.17        6.752       757       271,549      83.94       26.89
776 to 800                       6           869,711       0.44        7.034       784       144,952      82.29       27.83
801 to 816                       3           589,694       0.30        6.285       812       196,565      84.89      100.00
TOTAL:                       1,348      $199,872,583     100.00%       7.116%      635      $148,273      75.79%      63.10%

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 635.

CREDIT GRADE

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF        BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
CREDIT GRADE            MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV         DOC
AA+                            203      $ 30,281,851      15.15%       7.176%       696      $149,172     84.46%     55.03%
AA                             674       107,926,459      54.00        6.855        633       160,128     73.99      60.41
A                              156        20,331,567      10.17        7.644        560       130,331     69.58      83.96
B                               53         5,193,866       2.60        8.687        561        97,997     70.17      72.82
C                               15         1,358,670       0.68        9.504        547        90,578     62.37      90.96
CC                               2           159,182       0.08        9.601        570        79,591     60.30     100.00
NG                             245        34,620,988      17.32        7.227        644       141,310     78.89      63.57
TOTAL:                       1,348      $199,872,583     100.00%       7.116%       635      $148,273     75.79%     63.10%